SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 24, 2017

Systemax Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-13792 (Commission File Number)	11-3262067 (IRS Employer Identification No.)

11 Harbor Park Drive
Port Washington, New York 11050
(Address of Principal Executive offices, including Zip Code)

Registrant’s telephone number, including area code: (516) 608-7000

N.A.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 24, 2017, certain wholly owned subsidiaries of Systemax Inc. (the “Company”) executed a definitive securities purchase agreement (the “Purchase Agreement”) with  certain special purpose companies formed by Hilco Capital Limited (“Hilco” and together with its management team partners, “Purchaser”).  Pursuant to the Purchase Agreement, Purchaser acquired all of the Company’s interests in Systemax Europe SARL, which includes its subsidiaries, Systemax Business Services K.F.T., Misco UK Limited, Systemax Italy S.R.L., Misco Iberia Computer Supplies S.L., Misco AB, Global Directmail B.V. and Misco Solutions B.V. (collectively, the “SARL Businesses”). The transaction closed immediately upon execution of the Purchase Agreement.

The Company retained its France technology value added reseller business, which is conducted through its subsidiary, Inmac Wstore S.A.S., which was not part of the sale transaction.

The SARL Businesses were sold on a cash-free, debt-free basis; proceeds were nominal.   As part of the transaction, the Company retained a small residual equity position in the Purchaser’s acquiring entity, and will provide limited transition services to Purchaser for a limited period of time under a transition services agreement typical for transactions of this kind.

The parties to the Purchase Agreement made customary representations, warranties and covenants, and agreed to indemnification obligations appropriate for the nature of the transaction. The Purchase Agreement contains representations, warranties and covenants made to, and solely for the benefit of, the parties thereto. The statements embodied in the representations and warranties are subject to qualifications and limitations agreed by the parties in connection with negotiating the terms of the agreement. In addition, certain representations and warranties were made as of a specified date, may be subject to a contractual standard of materiality different from those generally applicable to investors, or may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts. Investors are not third party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, the SARL Businesses or Purchaser.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed as an exhibit to this Form 8-K, and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information contained under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.05	Costs Associated with Exit or Disposal Activities.

In connection with the sale of the SARL Businesses, the Company anticipates that one time exit charges will aggregate between $1.0 and $1.5 million, including between $0.5 and $0.6 million in severance costs, $0.4 and $0.6 million in professional fees and $0.1 and $0.3 million in contract cancellation costs.

Item 8.01	Other Events.

On March 27, 2017, the Company issued a press release announcing the sale of the SARL Businesses. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(b) Pro forma financial information

The following Unaudited Pro Forma Condensed Consolidated Financial Information related to the sale of the SARL Businesses is attached as Exhibit 99.2 to this Form 8-K and incorporated by reference into this Form 8-K:

(i) Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2016;

(ii) Unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 2016;

(iii) Unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 2015; and

(iv) Unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 2014.

Exhibit Number	Description
2.1	Securities Purchase Agreement
99.1	Press release dated March 27, 2017
99.2	Unaudited Pro Forma Condensed Consolidated Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYSTEMAX INC.

By: /s/ Eric Lerner

Name: Eric Lerner
Title: Senior Vice President

Dated: March 30, 2017

Exhibit Index

Exhibit Number	Description
2.1	Securities Purchase Agreement
99.1	Press release dated March 27, 2017
99.2	Unaudited Pro Forma Condensed Consolidated Financial Information